Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 1Q 2011
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7 - 8	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
9	…………….	Quarterly Global Wealth Management Group Income Statement Information
10	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
11	…………….	Quarterly Asset Management Income Statement Information
12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Earnings Per Share Appendix I
14 - 15	…………….	End Notes
16	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010	Dec 31, 2010	Mar 31, 2010
Net revenues
Institutional Securities	$3,592	$3,618	$5,338	(1%)	(33%)
Global Wealth Management Group	3,437	3,353	3,105	3%	11%
Asset Management	626	858	653	(27%)	(4%)
Intersegment Eliminations	(20)	(22)	(24)	9%	17%
Consolidated net revenues	$7,635	$7,807	$9,072	(2%)	(16%)

Income (loss) from continuing operations before tax
Institutional Securities	$397	$437	$2,065	(9%)	(81%)
Global Wealth Management Group	348	390	278	(11%)	25%
Asset Management	127	356	174	(64%)	(27%)
Intersegment Eliminations	0	0	(2)	--	*
Consolidated income (loss) from continuing operations before tax	$872	$1,183	$2,515	(26%)	(65%)

Income (loss) applicable to Morgan Stanley
Institutional Securities	$714	$533	$1,731	34%	(59%)
Global Wealth Management Group	183	166	99	10%	85%
Asset Management	69	168	15	(59%)	*
Intersegment Eliminations	0	0	(1)	--	*
Consolidated income (loss) applicable to Morgan Stanley	$966	$867	$1,844	11%	(48%)

Notes:	-
Results for the quarters ended March 31, 2011, December 31, 2010 and March 31, 2010 include positive (negative) revenue of $(189) million, $(945) million and $54 million, respectively, related to the movement in Morgan Stanley's credit spreads on certain long-term and short-term debt.

	-	Income (loss) applicable to Morgan Stanley represents consolidated income (loss) from continuing operations applicable to Morgan Stanley before gain (loss) from discontinued operations.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010	Dec 31, 2010	Mar 31, 2010
Revenues:
Investment banking	$1,214	$1,761	$1,060	(31%)	15%
Principal transactions:
Trading	2,977	854	3,758	*	(21%)
Investments	329	688	369	(52%)	(11%)
Commissions	1,449	1,311	1,260	11%	15%
Asset management, distribution and admin. fees	2,109	2,080	1,963	1%	7%
Other	(444)	861	294	*	*
Total non-interest revenues	7,634	7,555	8,704	1%	(12%)

Interest income	1,854	1,944	1,736	(5%)	7%
Interest expense	1,853	1,692	1,368	10%	35%
Net interest	1	252	368	(100%)	(100%)
Net revenues	7,635	7,807	9,072	(2%)	(16%)
Non-interest expenses:
Compensation and benefits	4,333	4,061	4,416	7%	(2%)

Non-compensation expenses:
Occupancy and equipment	402	380	390	6%	3%
Brokerage, clearing and exchange fees	405	380	348	7%	16%
Information processing and communications	445	442	395	1%	13%
Marketing and business development	147	161	134	(9%)	10%
Professional services	428	560	395	(24%)	8%
Other	603	640	479	(6%)	26%
Total non-compensation expenses	2,430	2,563	2,141	(5%)	13%

Total non-interest expenses	6,763	6,624	6,557	2%	3%

Income (loss) from continuing operations before taxes	872	1,183	2,515	(26%)	(65%)
Income tax provision / (benefit) from continuing operations	(256)	86	436	*	*
Income (loss) from continuing operations	1,128	1,097	2,079	3%	(46%)
Gain (loss) from discontinued operations after tax	2	(31)	(68)	*	*
Net income (loss)	$1,130	$1,066	$2,011	6%	(44%)
Net income (loss) applicable to non-controlling interests	162	230	235	(30%)	(31%)
Net income (loss) applicable to Morgan Stanley	968	836	1,776	16%	(45%)
Preferred stock dividend / Other	$232	$236	$365	(2%)	(36%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$736	$600	$1,411	23%	(48%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	966	867	1,844	11%	(48%)
Gain (loss) from discontinued operations after tax	2	(31)	(68)	*	*
Net income (loss) applicable to Morgan Stanley	$968	$836	$1,776	16%	(45%)

Pre-tax profit margin	11%	15%	28%
Compensation and benefits as a % of net revenues	57%	52%	49%
Non-compensation expenses as a % of net revenues	32%	33%	24%
Effective tax rate from continuing operations	*	7.3%	17.3%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
Other revenue for the quarter ended March 31, 2011 included a loss of $655 million related to the Firm's 40% stake in a securities joint venture, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (“MUMSS”), controlled and managed by our partner Mitsubishi UFJ Financial Group, Inc.

	-	Other revenue for the quarter ended December 31, 2010 included a gain of $668 million on the sale of the Firm's investment in China International Capital Corporation Limited (CICC).
-
The quarter ended March 31, 2011 included a discrete net tax benefit of $447 million from the remeasurement of a deferred tax asset and the reversal of a related valuation allowance that are both associated with the sale of Revel Entertainment Group, LLC (Revel). Excluding this discrete tax gain and tax benefit of $230 million related to the MUMSS loss, the effective tax rate for the quarter was 27.6%.

-
The quarters ended December 31, 2010 and March 31, 2010 included a discrete tax gain of approximately $95 million and $382 million, respectively.  Excluding these tax gains, the effective tax rates for the quarters would have been 15.3% and 32.5%, respectively.

	-	Preferred stock dividend / Other includes allocation of earnings to Participating Restricted Stock Units (RSUs) and China Investment Corporation (CIC) equity units.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, in millions, except for per share data)

	Quarter Ended
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010

Income (loss) from continuing operations	1,128	1,097	2,079
Net income (loss) from continuing operations applicable to non-controlling interest	162	230	235
Income from continuing operations applicable to Morgan Stanley	966	867	1,844
Less: Preferred Dividends	(220)	(221)	(220)
Income from continuing operations applicable to Morgan Stanley, prior to allocation of income to CIC Equity Units and Participating Restricted Stock Units	746	646	1,624

Basic EPS Adjustments:
Less: Allocation of undistributed earnings to CIC Equity Units	0	0	(99)
Less: Allocation of earnings to Participating Restricted Stock Units	(12)	(16)	(54)
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$734	$630	$1,471

Gain (loss) from discontinued operations after tax	2	(31)	(68)
Gain (loss) from discontinued operations after tax applicable to non-controlling interests	0	0	0
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	2	(31)	(68)
Less: Allocation of undistributed earnings to CIC Equity Units	0	0	6
Less: Allocation of earnings to Participating Restricted Stock Units	0	1	2
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	2	(30)	(60)

Earnings (loss) applicable to Morgan Stanley common shareholders	$736	$600	$1,411

Average basic common shares outstanding (millions)	1,456	1,437	1,315

Earnings per basic share:
Income from continuing operations	$0.50	$0.44	$1.12
Discontinued operations	$0.01	$(0.02)	$(0.05)
Earnings per basic share	$0.51	$0.42	$1.07

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$734	$630	$1,471

Diluted EPS Adjustments:
Income impact of assumed conversions:
Preferred stock dividends (Series B - Mitsubishi)	0	0	196
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$734	$630	$1,667

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	2	(30)	(60)

Earnings (loss) applicable to common shareholders plus assumed conversions	$736	$600	$1,607

Average diluted common shares outstanding and common stock equivalents (millions)	1,472	1,448	1,626

Earnings per diluted share:
Income from continuing operations	$0.50	$0.43	$1.03
Discontinued operations	$-	$(0.02)	$(0.04)
Earnings per diluted share	$0.50	$0.41	$0.99

Notes:	-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 13 of this financial supplement and Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2010.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:
	Mar 31, 2011		Dec 31, 2010		Mar 31, 2010		Dec 31, 2010	Mar 31, 2010

Regional revenue (1)
Americas	$5,490		$5,024		$6,200		9%	(11%)
EMEA (Europe, Middle East, Africa)	1,704		900		2,006		89%	(15%)
Asia	441		1,883		866		(77%)	(49%)
Consolidated net revenues	$7,635		$7,807		$9,072		(2%)	(16%)

Worldwide employees	62,494		62,542		61,335		--	2%
Total assets	$836,185		$807,698		$819,719		4%	2%
Firmwide Deposits	63,495		63,812		63,926		--	(1%)

Consolidated assets under management or supervision (billions):
Asset Management	284		279		262		2%	8%
Global Wealth Management	510		477		413		7%	23%
Total	794		756		675		5%	18%

Common equity	48,589		47,614		38,667		2%	26%
Preferred equity	9,597		9,597		9,597		--	--
Morgan Stanley shareholders' equity	58,186		57,211		48,264		2%	21%
Junior subordinated debt issued to capital trusts	4,845		4,817		10,554		1%	(54%)
Less: Goodwill and intangible assets (2)	(6,916)		(6,947)		(7,570)		--	9%
Tangible Morgan Stanley shareholders' equity	$56,115		$55,081		$51,248		2%	9%
Tangible common equity	$41,673		$40,667		$31,097		2%	34%

Leverage Ratio	14.9	x	14.7	x	16.0	x

Return on average common equity
from continuing operations	6.2%		5.4%		17.0%
Return on average common equity	6.2%		5.2%		16.3%

Period end common shares outstanding (000's)	1,545,064		1,512,022		1,398,470		2%	10%

Book value per common share	$31.45		$31.49		$27.65		--	14%
Tangible book value per common share	$26.97		$26.90		$22.24		--	21%

Notes:	-	All data presented in millions except ratios, book values and number of employees.
	-	Goodwill and intangible assets exclude non-controlling interests and reflect the Firm's share of MSSB's goodwill and intangible assets.
-
Tangible common equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.  Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.

-
Leverage ratio is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy. Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.

	-	Book value per common share equals common equity divided by period end common shares outstanding.
-
Tangible book value per common share is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.  Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

	-	Tangible MS shareholders' equity is a non-GAAP measure that the Firm considers to be a useful measure that the Firm and investors use to assess capital adequacy.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended
	Mar 31, 2011			Dec 31, 2010			Mar 31, 2010
	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity	Average tier 1 capital (1)	Average common equity (1)	Return on average common equity
Institutional Securities	$23.0	$20.7	10%	$25.9	$18.6	9%	$24.9	$17.3	38%
Global Wealth Management Group	3.1	6.7	9%	2.9	6.8	9%	3.0	6.9	5%
Asset Management	1.4	1.9	12%	2.0	2.2	29%	1.9	2.2	2%
Parent capital	21.8	18.8		22.3	19.8		18.7	11.2
Total - continuing operations	49.3	48.1	6%	53.1	47.4	5%	48.5	37.6	17%
Discontinued operations	0.0	0.0		0.0	0.0		0.2	0.5
Firm	$49.3	$48.1	6%	$53.1	$47.4	5%	$48.7	$38.1	16%

Notes:	-
Excluding the discrete tax benefits in the quarters ended March 31, 2011, December 31, 2010, and March 31, 2010, the return on average common equity for Institutional Securities would have been 1%, 7% and 30%, respectively.

	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010	Dec 31, 2010	Mar 31, 2010
Revenues:
Investment banking	$1,008	$1,515	$887	(33%)	14%
Principal transactions:
Trading	2,646	530	3,418	*	(23%)
Investments	143	316	174	(55%)	(18%)
Commissions	670	573	580	17%	16%
Asset management, distribution and admin. fees	31	24	26	29%	19%
Other	(573)	733	142	*	*
Total non-interest revenues	3,925	3,691	5,227	6%	(25%)

Interest income	1,480	1,584	1,396	(7%)	6%
Interest expense	1,813	1,657	1,285	9%	41%
Net interest	(333)	(73)	111	*	*
Net revenues	3,592	3,618	5,338	(1%)	(33%)

Compensation and benefits	1,953	1,785	2,169	9%	(10%)
Non-compensation expenses	1,242	1,396	1,104	(11%)	13%
Total non-interest expenses	3,195	3,181	3,273	--	(2%)

Income (loss) from continuing operations before taxes	397	437	2,065	(9%)	(81%)
Income tax provision / (benefit) from continuing operations	(378)	(118)	330	*	*
Income (loss) from continuing operations	775	555	1,735	40%	(55%)
Gain (loss) from discontinued operations after tax	(3)	(36)	(936)	92%	100%
Net income (loss)	772	519	799	49%	(3%)
Net income (loss) applicable to non-controlling interests	61	22	4	177%	*
Net income (loss) applicable to Morgan Stanley	$711	$497	$795	43%	(11%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	714	533	1,731	34%	(59%)
Gain (loss) from discontinued operations after tax	(3)	(36)	(936)	92%	100%
Net income (loss) applicable to Morgan Stanley	$711	$497	$795	43%	(11%)

Return on average common equity
from continuing operations	10%	9%	38%
Pre-tax profit margin	11%	12%	39%
Compensation and benefits as a % of net revenues	54%	49%	41%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
Other revenue for the quarter ended March 31, 2011 included a loss of $655 million related to MUMSS.  Other revenue for the quarter ended December 31, 2010 included the gain of $668 million related to CICC.

-
The quarter ended March 31, 2011 included a discrete net tax benefit of $447 million from the remeasurement of a deferred tax asset and the reversal of a related valuation allowance that are both associated with the sale of Revel and the tax benefit of $230 million related to the MUMSS loss.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010	Dec 31, 2010	Mar 31, 2010
Investment Banking
Advisory revenue	$385	$484	$327	(20%)	18%
Underwriting revenue
Equity	285	661	264	(57%)	8%
Fixed income	338	370	296	(9%)	14%
Total underwriting revenue	623	1,031	560	(40%)	11%

Total investment banking revenue	$1,008	$1,515	$887	(33%)	14%

Sales & Trading
Equity	$1,702	$1,081	$1,419	57%	20%
Fixed income and Commodities	1,770	(29)	2,717	*	(35%)
Other	(458)	2	(1)	*	*
Total sales & trading net revenue	$3,014	$1,054	$4,135	186%	(27%)

Investments & Other
Investments	$143	$316	$174	(55%)	(18%)
Other	(573)	733	142	*	*
Total investments & other revenue	$(430)	$1,049	$316	*	*

Total Institutional Securities net revenues	$3,592	$3,618	$5,338	(1%)	(33%)

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$105	$120	$127
Equity price	$28	$31	$26
Foreign exchange rate	$18	$22	$32
Commodity price	$33	$26	$27

Trading VaR	$121	$132	$143

Notes:	-	Other revenue for the quarter ended March 31, 2011 includes a loss of $655 million related to MUMSS.
	-	Other revenue for the quarter ended December 31, 2010 includes a gain of $668 million related to CICC.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010	Dec 31, 2010	Mar 31, 2010

Corporate funded loans
Investment grade	$5.3	$3.9	$5.7	36%	(7%)
Non-investment grade	6.5	6.8	7.7	(4%)	(16%)
Total corporate funded loans	$11.8	$10.7	$13.4	10%	(12%)

Corporate lending commitments
Investment grade	$48.7	$44.5	$42.0	9%	16%
Non-investment grade	14.8	13.9	11.6	6%	28%
Total corporate lending commitments	$63.5	$58.4	$53.6	9%	18%

Corporate funded loans plus lending commitments
Investment grade	$54.0	$48.4	$47.7	12%	13%
Non-investment grade	$21.3	$20.7	$19.3	3%	10%

% investment grade	72%	70%	71%
% non-investment grade	28%	30%	29%

Total corporate funded loans and lending commitments	$75.3	$69.1	$67.0	9%	12%
Hedges	$23.9	$21.0	$22.3	14%	7%

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2010.

-
For the quarters ended March 31, 2011, December 31, 2010 and March 31, 2010, the leveraged acquisition finance portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $3.7 billion, $4.9 billion and $5.7 billion, respectively.

	-	The hedge balance reflects the notional amount utilized by the lending business.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010	Dec 31, 2010	Mar 31, 2010
Revenues:
Investment banking	$204	$242	$173	(16%)	18%
Principal transactions:
Trading	334	329	342	2%	(2%)
Investments	4	8	6	(50%)	(33%)
Commissions	779	738	682	6%	14%
Asset management, distribution and admin. fees	1,683	1,620	1,628	4%	3%
Other	91	75	83	21%	10%
Total non-interest revenues	3,095	3,012	2,914	3%	6%

Interest income	454	457	339	(1%)	34%
Interest expense	112	116	148	(3%)	(24%)
Net interest	342	341	191	--	79%
Net revenues	3,437	3,353	3,105	3%	11%

Compensation and benefits	2,125	1,995	1,972	7%	8%
Non-compensation expenses	964	968	855	--	13%
Total non-interest expenses	3,089	2,963	2,827	4%	9%

Income (loss) from continuing operations before taxes	348	390	278	(11%)	25%
Income tax provision / (benefit) from continuing operations	91	118	64	(23%)	42%
Income (loss) from continuing operations	257	272	214	(6%)	20%
Gain (loss) from discontinued operations after tax	0	0	0	--	--
Net income (loss)	257	272	214	(6%)	20%
Net income (loss) applicable to non-controlling interests	74	106	115	(30%)	(36%)
Net income (loss) applicable to Morgan Stanley	$183	$166	$99	10%	85%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	183	166	99	10%	85%
Gain (loss) from discontinued operations after tax	0	0	0	--	--
Net income (loss) applicable to Morgan Stanley	$183	$166	$99	10%	85%

Return on average common equity
from continuing operations	9%	9%	5%
Pre-tax profit margin	10%	12%	9%
Compensation and benefits as a % of net revenues	62%	59%	64%

Notes:	-	The tax provision / (benefit) for all periods includes the Firm's interest in MSSB.
	-	Net income (loss) applicable to non-controlling interests reflects the 49% allocation of MSSB's pre-tax results to Citigroup.
-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010	Dec 31, 2010	Mar 31, 2010

Global representatives	17,800	18,043	18,140	(1%)	(2%)

Annualized revenue per global
representative (000's)	$767	$742	$685	3%	12%

Assets by client segment (billions)
$10m or more	545	522	481	4%	13%
$1m - $10m	733	707	670	4%	9%
Subtotal - > $1m	1,278	1,229	1,151	4%	11%
$100k - $1m	401	399	408	1%	(2%)
< $100k	39	41	45	(5%)	(13%)
Total client assets (billions)	$1,718	$1,669	$1,604	3%	7%

% of assets by client segment > $1m	74%	74%	72%

Fee-based client account assets (billions)	$501	$470	$413	7%	21%
Fee-based assets as a % of client assets	29%	28%	26%

Bank deposit program (millions)	$111,502	$113,325	$113,545	(2%)	(2%)

Client assets per global
representative (millions)	$97	$93	$88	4%	10%

Global retail net new assets (billions)
Domestic	$9.2	$11.5	$6.9	(20%)	33%
International	$2.2	$2.6	$2.4	(15%)	(8%)
Total retail net new assets	$11.4	$14.1	$9.3	(19%)	23%

Global fee based asset flows (billions)	$17.8	$12.5	$9.1	42%	96%

Global retail locations	832	851	905	(2%)	(8%)

Notes:	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Fee-based client account assets represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
-
For the quarters ended March 31, 2011, December 31, 2010 and March 31, 2010, approximately $54 billion, $55 billion, and $56 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

	-	Global fee based asset flows represents the net asset flows, excluding interest and dividends, in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to Legal Notice on page 16.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010	Dec 31, 2010	Mar 31, 2010
Revenues:
Investment banking	$2	$11	$-	(82%)	*
Principal transactions:
Trading	(1)	(4)	(1)	75%	--
Investments (1)	182	364	189	(50%)	(4%)
Commissions	0	0	0	--	--
Asset management, distribution and admin. fees	409	456	414	(10%)	(1%)
Other	42	46	70	(9%)	(40%)
Total non-interest revenues	634	873	672	(27%)	(6%)

Interest income	4	4	6	--	(33%)
Interest expense	12	19	25	(37%)	(52%)
Net interest	(8)	(15)	(19)	47%	58%
Net revenues	626	858	653	(27%)	(4%)

Compensation and benefits	255	281	275	(9%)	(7%)
Non-compensation expenses	244	221	204	10%	20%
Total non-interest expenses	499	502	479	(1%)	4%

Income (loss) from continuing operations before taxes	127	356	174	(64%)	(27%)
Income tax provision / (benefit) from continuing operations	31	86	43	(64%)	(28%)
Income (loss) from continuing operations	96	270	131	(64%)	(27%)
Gain (loss) from discontinued operations after tax	5	5	94	--	(95%)
Net income (loss)	101	275	225	(63%)	(55%)
Net income (loss) applicable to non-controlling interests (1)	27	102	116	(74%)	(77%)
Net income (loss) applicable to Morgan Stanley	$74	$173	$109	(57%)	(32%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	69	168	15	(59%)	*
Gain (loss) from discontinued operations after tax	5	5	94	--	(95%)
Net income (loss) applicable to Morgan Stanley	$74	$173	$109	(57%)	(32%)

Return on average common equity
from continuing operations	12%	29%	2%
Pre-tax profit margin	20%	41%	27%
Compensation and benefits as a % of net revenues	41%	33%	42%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2011	Dec 31, 2010	Mar 31, 2010	Dec 31, 2010	Mar 31, 2010

Net Revenues
Traditional	$325	$347	$286	(6%)	14%
Real Estate Investing (1)	118	265	201	(55%)	(41%)
Merchant Banking (2)	183	246	166	(26%)	10%
Total Asset Management	$626	$858	$653	(27%)	(4%)

Assets under management or supervision

Net flows by asset class (4)
Traditional Asset Management
Equity	$2.0	$0.4	$(0.5)	*	*
Fixed income	(0.6)	(0.6)	1.8	--	*
Liquidity	1.6	1.3	(8.4)	23%	*
Alternatives	(0.1)	0.0	(0.6)	*	83%
Total Traditional Asset Management	2.9	1.1	(7.7)	164%	*

Real Estate Investing	0.2	(0.2)	0.5	*	(60%)

Merchant Banking
Private Equity	0.0	0.0	0.3	--	*
FrontPoint (3)	(1.7)	(1.5)	0.1	(13%)	*
Total Merchant Banking	(1.7)	(1.5)	0.4	(13%)	*

Total net flows	$1.4	$(0.6)	$(6.8)	*	*

Assets under management or supervision by asset class (5)
Traditional Asset Management
Equity	$116	$110	$96	5%	21%
Fixed income	61	61	60	--	2%
Liquidity	55	53	51	4%	8%
Alternatives	18	18	17	--	6%
Total Traditional Asset Management	250	242	224	3%	12%

Real Estate Investing	17	16	15	6%	13%

Merchant Banking
Private Equity	9	9	9	--	--
FrontPoint (3)	0	5	7	*	*
Total Merchant Banking	9	14	16	(36%)	(44%)

Total Assets Under Management or Supervision	$276	$272	$255	1%	8%
Share of minority stake assets	8	7	7	14%	14%
Total	$284	$279	$262	2%	8%

Notes:	-
Beginning this quarter the Asset Management segment was organized into three businesses including Traditional Asset Management, Real Estate Investing and Merchant Banking. Traditional Asset Management includes Long-Only, Liquidity and Alternative Investment Partners fund of funds businesses. Real Estate Investing was previously reported as part of Merchant Banking.  Merchant Banking includes Private Equity and Infrastructure businesses and hedge fund investments.  The Firm's equity investment in FrontPoint Partners LLC (FrontPoint), subsequent to the restructuring of that business, is included in Merchant Banking.  The results of the FrontPoint business for all periods prior to the restructuring are also included in Merchant Banking.

	-	Alternatives include a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

This page represents an addendum to the 1Q 2011 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended March 31, 2011
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,456	98%		$73	$661	$734	(6)	$0.50
Participating Restricted Stock Units (1)	23	2%		$1	$11	$12	(7)	N/A
	1,479	100%	$746	$74	$672	$746

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,456	98%		$0	$2	$2	(6)	$0.01
Participating Restricted Stock Units (1)	23	2%		$0	$0	$0	(7)	N/A
	1,479	100%	$2	$0	$2	$2

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,456	98%		$73	$663	$736	(6)	$0.51
Participating Restricted Stock Units (1)	23	2%		$1	$11	$12	(7)	N/A
	1,479	100%	$748	$74	$674	$748

Note:	Refer to End Notes on pages 14-15 and Legal Notice on page 16.

MORGAN STANLEY
End Notes

Page 4:
(1) Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location. Both the CICC related gain of $668 million in the quarter ended December 31, 2010 and the MUMSS related loss of $655 million in the quarter ended March 31, 2011 were reported in the Asia region within Institutional Securities.
(2)
Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended March 31, 2011, December 31, 2010 and March 31, 2010 of $130 million, $141 million and $157 million, respectively.

Page 5:
(1)
The Firm’s capital management approach includes an estimation of an amount of capital the Firm and its businesses require over a wide range of market environments.  Tier 1 capital and common equity are designated to segments based on the capital usage calculated by the Firm’s Required Capital framework, an internal adequacy measure, which considers a combination of a base amount of capital and an amount of economic capital reserved to absorb extreme stress events.  The Firm defines parent capital as capital not specifically designated to a particular business segment.  The Firm generally holds parent capital for prospective regulatory requirements, organic growth, acquisitions and other capital needs.  The Firm's Required Capital is met by regulatory Tier 1 capital. The framework will continue to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.  On March 31, 2011, the Federal Reserve implemented a limit on the amount of the restricted core capital elements (trust preferred securities and certain non-controlling interests) to 15% of the sum of all core capital elements, including restricted core capital elements, net of goodwill less any associated deferred tax liability.  This restriction resulted in approximately $3.9 billion of restricted capital being reclassed from Tier 1 capital to Tier 2 capital for March 31, 2011.  To enhance the comparability of the current quarter’s average Tier 1 capital and average common equity by segment to subsequent quarterly averages, the Firm applied this limitation to the full quarter average, as if the rule were in place from January 1, 2011.

Page 7:
(1)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period.  Trading VaR for all periods includes counterparty portfolio VaR which reflects adjustments, net of hedges, related to counterparty credit risk and other market risks.  For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2010.

Page 11:
(1)
The quarters ended March 31, 2011, December 31, 2010 and March 31, 2010 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to non-controlling interests.

Page 12:
(1)
Real Estate Investing revenues includes gains or losses related to principal investments held by certain consolidated real estate funds. These gains or losses are offset in the net income / (loss) applicable to non-controlling interest. The investment gains (losses) for the quarters ended March 31, 2011, December 31, 2010 and March 31, 2010 are $42 million, $109 million and $119 million, respectively.

(2)
Merchant Banking revenue includes gains or losses related to entities in which Asset Management owns a minority stake, including FrontPoint subsequent to the Firm's restructuring of its ownership of that business during the quarter ended March 31, 2011.

(3)
On March 1, 2011, Morgan Stanley completed the restructuring of its ownership of FrontPoint.  The quarter ended March 31, 2011 includes two months of net flows related to FrontPoint whereas the quarters ended December 31, 2010 and March 31, 2010 include three months of net flows related to FrontPoint.  Assets under management or supervision for the quarter ended March 31, 2011 excludes FrontPoint whereas the quarters ended December 31, 2010 and March 31, 2010 include assets under management or supervision of $5.4 billion and $7.1 billion, respectively, related to FrontPoint.

MORGAN STANLEY
End Notes

(4)	Net Flows by region [inflow / (outflow)] for the quarters ended March 31, 2011, December 31, 2010 and March 31, 2010 are:
North America: $0.1 billion, $(2.0) billion and $(7.8) billion
International: $1.3 billion, $1.4 billion and $1.0 billion
(5)	Assets under management or supervision by region for the quarters ended March 31, 2011, December 31, 2010 and March 31, 2010 are:
North America: $176 billion, $175 billion and $169 billion
International: $100 billion, $97 billion and $86 billion

Page 13:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley, respectively, for the quarter ended March 31, 2011 prior to allocations to participating RSUs.

(4)
Distributed earnings represent the dividends declared on common shares and participating RSUs, respectively, for the quarter ended March 31, 2011.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date.  During the quarter ended March 31, 2011, a $0.05 dividend was declared on common shares outstanding and participating RSUs.

(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.

(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 21, 2011.